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                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 8-K into the Registrant's previously filed Registration Statement File Number 333-53774.


/s/ ARTHUR ANDERSEN LLP



Atlanta, Georgia
April 4, 2001